Exhibit 99.1

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Financial Statements

March 31, 2010 (Unaudited)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Financial Condition

March 31, 2010 (unaudited) and December 31, 2009

	March 31, 2010	December 31, 2009
Assets
Due from DB Exchange Traded Funds	$7,621,663	$6,686,890
Investment in DB Exchange Traded Funds	25,600	25,654
Prepaid expenses	—	1,825,640
Due from affiliate, net	57,642,357	42,209,136

Total assets	$65,289,620	$50,747,320

Liabilities and Member’s Capital

Liabilities:
Accrued expenses	$9,871,013	$8,614,248

Total liabilities	9,871,013	8,614,248

Member’s capital	55,418,607	42,133,072

Total liabilities and member’s capital	$65,289,620	$50,747,320

See accompanying notes to unaudited financial statements.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Income and Expenses

Three months ended March 31, 2010 and 2009

	2010	2009
Income:
Management fees	$22,897,816	$6,499,558
Equity in earnings in investment DB Exchange Traded Funds	(54)	278

Total income	22,897,762	6,499,836

Expenses:
Legal fees	542,346	380,000
Audit fees and tax services	1,345,662	1,767,795
Printing services	300,007	300,000
Administrator and trustee fees	1,082,906	433,304
Distribution fees	4,122,740	939,104
Registration fees	1,825,640	—
Other	392,926	63,252

Total expenses	9,612,227	3,883,455

Net income	$13,285,535	$2,616,381

See accompanying notes to unaudited financial statements.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Changes in Member’s Capital

Three months ended March 31, 2010 and 2009

	2010	2009
Member’s capital, January 1	$42,133,072	$13,802,936
Net income	13,285,535	2,616,381

Member’s capital, March 31	$55,418,607	$16,419,317

See accompanying notes to unaudited financial statements.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Cash Flows

Three months ended March 31, 2010 and 2009

	2010	2009
Cash flows from operating activities:
Net income	$13,285,535	$2,616,381
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
(Increase) decrease in operating assets:
Due from DB Exchange Traded Funds	(934,773)	(557,937)
Due from affiliate, net	(15,433,221)	(2,377,404)
Equity in earnings in investment in DB Exchange Traded Funds	54	(278)
Prepaid expenses	1,825,640	—
Increase (decrease) in operating liabilities:
Accrued expenses	1,256,765	319,238

Net cash provided by (used in) operating activities	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	$—

See accompanying notes to unaudited financial statements.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

March 31, 2010

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds:

•	PowerShares DB Commodity Index Tracking Fund (the DBC Feeder Fund)

•	DB Commodity Index Tracking Master Fund (the DBC Master Fund)

•	PowerShares DB G10 Currency Harvest Fund (the DBV Feeder Fund)

•	DB G10 Currency Harvest Master Fund (the DBV Master Fund)

•	PowerShares DB Multi Sector Commodity Trust in seven separate series, or Funds:

•	PowerShares DB Energy Fund (the DBE Feeder Fund)

•	PowerShares DB Oil Fund (the DBO Feeder Fund)

•	PowerShares DB Precious Metals Fund (the DBP Feeder Fund)

•	PowerShares DB Gold Fund (the DGL Feeder Fund)

•	PowerShares DB Silver Fund (the DBS Feeder Fund)

•	PowerShares DB Base Metals Fund (the DBB Feeder Fund)

•	PowerShares DB Agriculture Fund (the DBA Feeder Fund)

•	DB Multi Sector Commodity Master Trust in seven separate series, or Master Funds:

•	DB Energy Master Fund (the DBE Master Fund)

•	DB Oil Master Fund (the DBO Master Fund)

•	DB Precious Metals Master Fund (the DBP Master Fund)

•	DB Gold Master Fund (the DGL Master Fund)

•	DB Silver Master Fund (the DBS Master Fund)

•	DB Base Metals Master Fund (the DBB Master Fund)

•	DB Agriculture Master Fund (the DBA Master Fund)

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

March 31, 2010

•	PowerShares DB US Dollar Index Trust in two separate series, or Funds:

•	PowerShares DB US Dollar Index Bullish Fund (the UUP Feeder Fund)

•	PowerShares DB US Dollar Index Bearish Fund (the UDN Feeder Fund)

•	DB US Dollar Index Master Trust in two separate series, or Master Funds:

•	DB US Dollar Index Bullish Master Fund (the UUP Master Fund)

•	DB US Dollar Index Bearish Master Fund (the UDN Master Fund)

•	DB New York Nuclear Uranium Fund, which has not yet commenced investment operations.

The above-noted Feeder Funds and Master Funds will be collectively referred to herein as the “DB Exchange Traded Funds,” “Funds,” “Feeder Funds,” or the “Master Funds,” as applicable.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses, and related disclosure of contingent assets and liabilities during the reporting period of the financial statements and accompanying notes. Actual results could differ from those estimates.

(c)	Due from DB Exchange Traded Funds

Due from DB Exchange Traded Funds represents outstanding management fees for services provided to the DB Exchange Traded Funds as commodity pool operator, commodity trading advisor and managing owner. The fees are recorded at the invoiced amounts and do not bear interest. Management has determined that there was no risk of unrecoverable amounts, and therefore, no allowance for doubtful accounts was provided for as of March 31, 2010 or December 31, 2009.

(d)	Investment in DB Exchange Traded Funds

The Company’s investments in DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds and are accounted for using the equity method. The Company adjusts the carrying amount of the investments to recognize the Company’s share of earnings or losses of the investment. Distributions received from the investments reduce the carrying amount of the respective investments.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

March 31, 2010

(e)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner member is liable for income taxes, if any, on the Company’s income, loss, and other items, and there is no tax sharing arrangement between the Company and its owner member. Based on the effective tax rate of the Company’s owner member, the Company’s pro rata income tax expense would be approximately $4,000,000 and $780,000 for the federal tax, $900,000 and $180,000 for the New York State tax, and $1,000,000 and $200,000 for the New York City tax for the quarters ended March 31, 2010 and 2009, respectively. The following is the major tax jurisdiction for the Company and the earliest tax year subject to examination: United States – 2007.

(f)	Revenue Recognition

Fees for management services are recognized on an accrual basis when earned. Fees for management services are accrued for each of the Master Funds monthly. No separate fee is received from each of the Feeder Funds.

(3)	Related-Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

The DBA and DBC Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.85% per annum of their net asset values. Effective January 4, 2010, the Management Fee paid to the Company by the DBA and DBC Master Funds was increased from 0.75% to 0.85% per annum of their net asset values.

The DBO, DBS, DGL, DBB, DBE, DBP, DBV, UDN, and UUP Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their net asset values. Effective January 4, 2010, the Management Fee paid to the Company by the DBO, DBS, DGL, UDN, and UUP Master Funds was increased from 0.50% to 0.75% per annum of their net asset values.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

March 31, 2010

During the Three Months Ended March 31, 2010 and 2009, the Company earned management fees of $22,897,816 and $6,499,558, respectively. As of March 31, 2010 and December 31, 2009 Due from DB Exchange Traded Funds were $7,621,663 and $6,686,890.

	2010	2009	2010 Due from DB	2009 Due from DB
	Management fees	Management fees	Exchange Traded Funds	Exchange Traded Funds

DBA Master Fund	$5,235,667	$2,203,732	$1,721,526	$1,569,426
DBB Master Fund	1,002,653	101,497	307,046	371,746
DBC Master Fund	9,286,862	2,486,154	3,322,577	2,685,592
DBE Master Fund	594,881	77,706	207,355	214,483
DBO Master Fund	636,252	137,461	224,169	142,660
DBP Master Fund	493,861	187,052	157,714	166,549
DBS Master Fund	158,214	64,314	45,731	52,553
DBV Master Fund	766,275	500,711	258,302	266,329
DGL Master Fund	297,501	116,335	99,838	79,290
UDN Master Fund	450,022	212,670	134,285	155,745
UUP Master Fund	3,975,628	411,926	1,143,120	982,517

	$22,897,816	$6,499,558	$7,621,663	$6,686,890

(b)	Organization and Offering Costs

The Company assumes all organization and offering costs of the Funds and Master Funds. Expenses incurred with the continuous offering of limited shares will also be paid by the Company.

(c)	Administration Expenses

The Company assumes all routine operational, administrative and other ordinary expenses of the Funds and Master Funds, including, but not limited to, computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, audit and tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to note 7 for further details on service agreements.

(d)	Service Agreement

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal, human resources, and other. The costs of these services are assumed by Deutsche Bank AG with no cost allocation to the Company or the Funds.

(e)	Due from Affiliate, Net

Deutsche Bank AG New York Branch provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

March 31, 2010

Funds. This cash management program is noninterest-bearing and there is no expiration date. As of March 31, 2010 and December 31, 2009, the Company had a net receivable from affiliate of $57,642,357 and $42,209,136, respectively.

(4)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of March 31, 2010 and December 31, 2009 amount to $25,600 and $25,654, respectively. The Company’s ownership in each of the DB Exchange Traded Funds represents less than 1.0%, except for the DB NY Nuclear Uranium Fund, which is a wholly owned subsidiary of the Company.

(5)	Accrued Expenses

Accrued expenses as of March 31, 2010 and December 31, 2009 consist of the following:

	2010	2009

Audit fees and tax services	$4,114,941	$4,224,921
Distribution fees	2,596,918	2,448,232
Administrator and trustees fees	1,085,535	770,030
Legal fees	1,374,319	857,596
Printing services	86,164	162,599
Other	613,136	150,870

	$9,871,013	$8,614,248

(6)	Prepaid Expenses

There were no prepaid expenses as of March 31, 2010. Prepaid expenses as of December 31, 2009 consisted of prepaid filing fees associated with the DB Exchange Traded Funds’ registration statements filed on January 4, 2010.

(7)	Service Agreements

(a)	Trust Agreement

Under the trust agreement of the Funds, Wilmington Trust Company (the Trustee of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds.

Trustee fees are paid on behalf of the Funds by the Company.

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds and Master Funds, has appointed The Bank of New York Mellon as the administrator (the Administrator), custodian and transfer agent of the Funds and has entered into separate administrative, custodian, transfer agency and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

March 31, 2010

and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services.

The Administrator’s monthly fees are paid on behalf of the Funds by the Company.

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company in its capacity as managing owner of the Funds and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials.

Distribution fees are paid on behalf of the Funds by the Company.

(d)	License Agreement

Under the License Agreement among Invesco PowerShares Capital Management LLC (the Licensor), and the Company in its own capacity, and in its capacity as the managing owner and on behalf of the Funds, the Licensor granted to the Funds a nonexclusive license to use the PowerShares® trademark (the Trademark) anywhere in the world, solely in connection with the marketing and promotion of the Funds and to use or refer to the Trademark in connection with the issuance and trading of the Funds’ shares as necessary.

License fees are paid on behalf of the Funds by the Company.

(e)	Marketing Agreement

Pursuant to a marketing agreement between Invesco AIM Distributors, Inc. an affiliate of the Licensor and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco AIM Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus, engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds. Invesco AIM Distributors, Inc. will not open customer accounts or handle orders for the Funds.

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DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

March 31, 2010

Marketing fees are paid on behalf of the Funds by the Company.

(8)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

(9)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. The basis for the management fee calculation is the Funds’ net asset value. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset value will affect the Company’s income from management fees.

(10)	Subsequent Events

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 24, 2010, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

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